                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21770
                                   ---------------------------------------------

                   SunAmerica Focused Alpha Growth Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
        (Address of principal executive offices)                 (Zip code)

                                Vincent M. Marra
                             Senior Vice President
                      AIG SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                              Jersey City, NJ 07311
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6464
                                                   -----------------------------

Date of fiscal year end: December 31
                        --------------------------

Date of reporting period: December 31, 2006
                         -------------------------

Item 1.   Reports to Stockholders

                      SUNAMERICA FOCUSED ALPHA GROWTH FUND






        THOMAS F. MARSICO PHOTO                         RONALD BARON PHOTO
 [MARSICO CAPITAL MANAGEMENT, LLC LOGO]                    [BARON LOGO]





                               2006 ANNUAL REPORT






                       [AIG SUNAMERICA MUTUAL FUNDS LOGO]

DECEMBER 31, 2006                                                  ANNUAL REPORT

      SUNAMERICA FOCUSED ALPHA GROWTH FUND

      SUNAMERICA FOCUSED ALPHA GROWTH FUND (FGF)

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        SHAREHOLDERS' LETTER........................................     1
                        STATEMENT OF ASSETS AND LIABILITIES.........................     3
                        STATEMENT OF OPERATIONS.....................................     4
                        STATEMENT OF CHANGES IN NET ASSETS..........................     5
                        FINANCIAL HIGHLIGHTS........................................     6
                        PORTFOLIO OF INVESTMENTS....................................     7
                        NOTES TO FINANCIAL STATEMENTS...............................     9
                        REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM............    15
                        BOARD OF DIRECTORS APPROVAL OF INVESTMENT ADVISORY AND
                          MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS...........    16
                        DIVIDEND REINVEST AND CASH PURCHASE PLAN....................    20
                        ANNUAL SHAREHOLDER MEETING..................................    22
                        DIRECTORS AND OFFICERS INFORMATION..........................    23
                        SHAREHOLDER TAX INFORMATION.................................    26

December 31, 2006                                                  ANNUAL REPORT

      SHAREHOLDERS' LETTER
--------------------------------------------------------------------------------

      Dear Shareholders:

      We are pleased to present the annual report for the SunAmerica Focused Alpha Growth Fund for the year ended December 31, 2006 and thank you for including this strategic investment solution in your investment plan.

      In the year ended December 31, 2006, the SunAmerica Focused Alpha Growth Fund's Net Asset Value (NAV) returned 17.4%, outperforming its benchmark, the Russell 3000 Growth Index(1), which returned 9.5% for the same period. The Fund's market price returned 23.7% during the same period. As of December 31, 2006, the Fund's NAV was $21.68 and its market share price was $19.74.

      The past twelve months have been a volatile period for the equity markets. The first half brought sluggish returns due to sharply-rising oil prices, higher interest rates, and a significant slowdown in the U.S. housing markets. Over the summer, in the face of weaker growth, the Federal Open Market Committee (FOMC) paused in its two-year campaign of money tightening. The Federal Reserve decided not to raise interest rates, and left its bell-wether federal funds target rate at 5.25% through year-end. The equity markets began to stage recoveries, and, as the remainder of the year unfolded, interest rates declined, oil prices fell substantially, inflation expectations waned and corporate profits remained at attractive levels.

      Around mid-year, the equity markets experienced a change in leadership from small-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable securities. Robust gains in the third and fourth quarters propelled large capitalization indexes to strong returns for the 12-month period as a whole. Large-cap value stocks, as measured by the Russell 1000 Value Index(2), outperformed large-cap growth stocks for 2006, as measured by the Russell 1000 Growth Index(3), by more than 13%.

      The SunAmerica Focused Alpha Growth Fund invests in a small number of equity securities that its managers believe are well-managed companies with strong fundamentals, established business models and growth potential. The Fund is unique in that it brings together two of Wall Street's best known equity managers, blending large- and small/mid-cap growth investing. Marsico Capital Management LLC and BAMCO, Inc. each contribute their favorite stock picks. Marsico emphasizes large-cap growth investing, while BAMCO's Ron Baron and his team focus on small- to mid-cap growth companies.

      We value your ongoing confidence in us and look forward to serving your investment needs in the future.

      Sincerely,

      /s/ Peter A. Harbeck

      Peter A. Harbeck
      President and CEO
      AIG SunAmerica Asset Management Corp.

      ------------------

      (1) The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index consists of the 3,000 largest United States ("U.S.") companies based on total market capitalization.

      (2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

      (3) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

        Indices are not managed and an investor cannot invest directly into an index.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

FUND REVIEW (UNAUDITED)
--------------------------------------------------------------------------------

BELOW, TOM MARSICO AND TEAM PORTFOLIO MANAGERS AT MARSICO CAPITAL MANAGEMENT, LLC ("MARSICO") DISCUSS THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD. MARSICO MANAGES THE LARGE-CAP GROWTH PORTION OF THE FUND'S PORTFOLIO.

Over the past year, uncertainty surrounding the Federal Reserve's actions appeared to create both a worry that inflation was on the rise and a conflicting worry that the economy was heading into a recession. This uncertainty dampened the stock prices in a few different areas of investment, and was the primary market condition affecting the large-cap growth portion of the Fund's performance.

Overall, stock selection had the largest impact on the large-cap growth portion of the Fund's performance. This is in keeping with our focused investing strategy. A position in Las Vegas Sands was the largest contributor in the period. Other strong performers included Comcast, Cisco Systems and Goldman Sachs Group. We also locked in gains from positions in UBS AG and the Chicago Mercantile Exchange, both of which were sold during the reporting period. On the flip side, holdings in Genentech and UnitedHealth Group limited performance, as did Apple Computer, QUALCOMM and Lowe's Companies, all three prior to being sold.

Although industry and sector allocations are a minor consideration compared to our belief in the stories behind the companies that are owned in the portfolio, the Fund did benefit by a significant overweight in the Consumer Discretionary and Diversified Financials industry groups, both of which were strong-performing areas of investment during the reporting period. Performance was also enhanced by an underweight in the Software & Services group, which proved to be a relatively weak-performing area of investment. On the flip side, performance was tempered by the Fund's lack of exposure to the Telecommunications Services sector.

BELOW, RON BARON AND TEAM PORTFOLIO MANAGERS AT BAMCO, INC. DISCUSS THE FUND'S PERFORMANCE OVER THE REPORTING PERIOD. BAMCO INC. MANAGES THE SMALL/MID-CAP PORTION OF THE FUND'S PORTFOLIO.

We look for companies that have sustainable competitive advantages, strong financial characteristics and great management teams. Among the top performers in the small/mid-cap segment of the Fund's portfolio over the reporting period were shares of Four Seasons Hotel. The latter's stock was up significantly in 2006, mainly due to investor excitement over the opening of the first phase of the company's $1.2 billion Macau casino. The Fund also benefited from its stock in First Marblehead, which provides services to financial institutions participating in the rapidly growing private student loan market. A position in Encore Acquisition suffered with the drop in natural gas prices and a flattening in the price of oil, however. Another poor performer was ChoicePoint, whose shares fell due to concerns over the long-term profit potential in its marketing and government services segment.
---------------------

Investors should carefully consider the SunAmerica Focused Alpha Growth Fund's investment objective, strategies, risks, charges and expenses before investing. The SunAmerica Focused Alpha Growth Fund should be considered as only one element of a complete investment program. The Fund's equity exposure and derivative investments involve special risks. An investment in this Fund should be considered speculative. There is no assurance that the SunAmerica Focused Alpha Growth Fund will achieve its investment objectives. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2006
--------------------------------------------------------------------------------

ASSETS:
Long-term investment securities, at value (unaffiliated)*...  $411,917,858
Short-term investment securities, at value
  (unaffiliated)*...........................................    29,806,000
                                                              ------------
  Total investments.........................................   441,723,858
                                                              ------------
Cash........................................................         1,223
Receivable for:
  Dividends and interest....................................       178,363
Prepaid expenses and other assets...........................         4,824
                                                              ------------
  Total assets..............................................   441,908,268
                                                              ------------
LIABILITIES:
Payable for:
  Investment advisory and management fees...................       381,552
  Directors' fees and expenses..............................         1,271
  Administration fees.......................................        15,260
  Other accrued expenses....................................       174,889
                                                              ------------
  Total liabilities.........................................       572,972
                                                              ------------
    Net Assets..............................................  $441,335,296
                                                              ============
NET ASSETS REPRESENTED BY:
Common stock, $0.001 par value (200,000,000 shares
  authorized)...............................................  $     20,355
Additional paid-in capital..................................   365,510,187
                                                              ------------
                                                               365,530,542
Accumulated undistributed net investment income (loss)
  (unaffiliated)............................................            --
Accumulated undistributed net realized gain (loss) on
  investments (unaffiliated)................................            --
Unrealized appreciation (depreciation) on investments
  (unaffiliated)............................................    75,804,776
Unrealized foreign exchange gain (loss) on other assets and
  liabilities...............................................           (22)
                                                              ------------
    Net Assets..............................................  $441,335,296
                                                              ============
NET ASSET VALUES
Net assets..................................................  $441,335,296
Shares outstanding..........................................    20,355,236
Net asset value per share...................................  $      21.68
                                                              ============
*Cost
  Long-term investment securities (unaffiliated)............  $336,113,082
                                                              ============
  Short-term investment securities (unaffiliated)...........  $ 29,806,000
                                                              ============

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (unaffiliated)....................................  $ 3,412,693
Interest (unaffiliated).....................................    1,524,811
                                                              -----------
    Total investment income*................................    4,937,504
                                                              -----------
EXPENSES:
Investment advisory and management fees.....................    4,147,050
Administration fees.........................................      165,880
Transfer agent fees and expenses............................       23,853
Custodian and accounting fees...............................       93,376
Reports to shareholders.....................................      161,252
Audit and tax fees..........................................       27,108
Legal fees..................................................       91,723
Directors' fees and expenses................................       35,418
Other expenses..............................................       40,066
                                                              -----------
  Total expenses before custody credits.....................    4,785,726
  Custody credits earned on cash balances...................         (994)
  Fees paid indirectly (Note 4).............................       (9,524)
                                                              -----------
  Net expenses..............................................    4,775,208
                                                              -----------
Net investment income (loss)................................      162,296
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)......   12,702,549
Net realized foreign exchange gain (loss) on other assets
  and liabilities...........................................          (58)
                                                              -----------
Net realized gain (loss) on investments and foreign
  currencies................................................   12,702,491
                                                              -----------
Change in unrealized appreciation (depreciation) on
  investments (unaffiliated)................................   54,090,024
Change in unrealized foreign exchange gain (loss) on other
  assets and liabilities....................................          (11)
                                                              -----------
Net unrealized gain (loss) on investments and foreign
  currencies................................................   54,090,013
                                                              -----------
Net realized and unrealized gain (loss) on investments and
  foreign currencies........................................   66,792,504
                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $66,954,800
                                                              ===========
------------
* Net of foreign withholding taxes on interest and dividends
  of........................................................  $     2,166
                                                              ===========

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                   FOR THE         JULY 29, 2005@
                                                                 YEAR ENDED            THROUGH
                                                              DECEMBER 31, 2006   DECEMBER 31, 2005
                                                              -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)..............................    $    162,296        $   (452,306)
  Net realized gain (loss) on investments and foreign
    currencies..............................................      12,702,491            (249,038)
  Net unrealized gain (loss) on investments and foreign
    currencies..............................................      54,090,013          21,714,741
                                                                ------------        ------------
Net increase (decrease) in net assets resulting from
  operations................................................      66,954,800          21,013,397
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (162,238)                 --
  Net realized gain on securities...........................     (12,678,584)                 --
  Return of capital.........................................     (11,585,461)        (10,177,618)
                                                                ------------        ------------
Total distributions to shareholders.........................     (24,426,283)        (10,177,618)
                                                                ------------        ------------
SHARE TRANSACTIONS (NOTE 8):
  Proceeds from sales of shares issued in initial public
    offering................................................              --         353,350,000
  Proceeds from the underwriters' over-allotment option of
    common shares exercised.................................              --          35,335,000
  Offering costs for common shares charged to additional
    paid-in capital.........................................              --            (814,000)
                                                                ------------        ------------
Net increase in net assets from share transactions..........              --         387,871,000
                                                                ------------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      42,528,517         398,706,779
NET ASSETS:
Beginning of period.........................................     398,806,779             100,000
                                                                ------------        ------------
End of period+..............................................    $441,335,296        $398,806,779
                                                                ============        ============
------------
+   Includes accumulated undistributed net investment income
    (loss)..................................................    $         --        $         --
                                                                ============        ============

@  Commencement of operations

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   FOR THE PERIOD
                                                                   FOR THE         JULY 29, 2005++
                                                                 YEAR ENDED            THROUGH
                                                              DECEMBER 31, 2006   DECEMBER 31, 2005
                                                              -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $  19.59            $  19.10(1)
INVESTMENT OPERATIONS:
Net investment income (loss)@...............................          0.01               (0.02)
Net realized and unrealized gain (loss) on investments......          3.28                1.05
                                                                  --------            --------
  Total from investment operations..........................          3.29                1.03
                                                                  --------            --------
DISTRIBUTIONS FROM:
Net investment income.......................................         (0.01)                 --
Net realized gains..........................................         (0.62)                 --
Return of capital...........................................         (0.57)              (0.50)
                                                                  --------            --------
  Total distributions.......................................         (1.20)              (0.50)
CAPITAL SHARE TRANSACTIONS:
Offering costs for common shares charged to additional
  paid-in capital...........................................            --               (0.04)
                                                                  --------            --------
NET ASSET VALUE, END OF PERIOD..............................      $  21.68            $  19.59
                                                                  ========            ========
NET ASSET VALUE TOTAL RETURN(2)#............................         17.37%               5.27%
MARKET VALUE, END OF PERIOD.................................      $  19.74            $  17.03
MARKET VALUE TOTAL RETURN(3)#...............................         23.65%             (12.42)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period ($000's)..........................      $441,335            $398,807
Ratio of expenses to average net assets.....................          1.16%               1.17%+
Ratio of net investment income (loss) to average net
  assets....................................................          0.04%              (0.28)%+
Portfolio turnover rate.....................................            55%                 28%

------------
++   Commencement of operations
@   Calculated based upon average shares outstanding
#   Total return is not annualized.
+   Annualized
(1) Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00.
(2) Based on net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. NAV performance reflects performance without imposition of initial sales charge in connection with the initial public offering of the Fund and would be lower if included.
(3) Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

PORTFOLIO PROFILE -- DECEMBER 31, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

INDUSTRY ALLOCATION*
Casino Hotels.............................................   13.4%
Cable TV..................................................   10.8
Medical-HMO...............................................   10.1
Aerospace/Defense.........................................    8.6
Time Deposit..............................................    6.8
Transport-Rail............................................    6.8
Finance-Investment Banker/Broker..........................    5.9
Medical-Biomedical/Gene...................................    4.9
Networking Products.......................................    4.9
Building-Residential/Commercial...........................    3.3
Hotels/Motels.............................................    2.8
Retail-Sporting Goods.....................................    2.8
Investment Management/Advisor Services....................    2.7
Schools...................................................    2.2
Electric-Transmission.....................................    1.9
Medical-Nursing Homes.....................................    1.7
Data Processing/Management................................    1.6
Transport-Services........................................    1.5
Medical Instruments.......................................    1.3
Casino Services...........................................    1.2
Commercial Services.......................................    1.2
Retail-Automobile.........................................    1.2
Oil Companies-Exploration & Production....................    1.0
Insurance-Reinsurance.....................................    0.8
Finance-Consumer Loans....................................    0.7
                                                            -----
                                                            100.1%
                                                            =====

------------
* Calculated as a percentage of Net Assets

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2006
--------------------------------------------------------------------------------

                                                            VALUE
        SECURITY DESCRIPTION               SHARES          (NOTE 2)
---------------------------------------------------------------------
COMMON STOCK -- 93.3%
AEROSPACE/DEFENSE -- 8.6%
  General Dynamics Corp. ...........        282,790      $ 21,025,436
  Lockheed Martin Corp. ............        186,326        17,155,035
                                                         ------------
                                                           38,180,471
                                                         ------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 3.3%
  Lennar Corp., Class A.............        281,574        14,771,372
                                                         ------------
CABLE TV -- 10.8%
  Comcast Corp., Class A+...........      1,128,162        47,755,097
                                                         ------------
CASINO HOTELS -- 13.4%
  Boyd Gaming Corp. ................        250,000        11,327,500
  Las Vegas Sands Corp.+............        331,133        29,629,781
  Wynn Resorts, Ltd.+...............        195,000        18,300,750
                                                         ------------
                                                           59,258,031
                                                         ------------
CASINO SERVICES -- 1.2%
  Scientific Games Corp., Class
    A+..............................        180,000         5,441,400
                                                         ------------
COMMERCIAL SERVICES -- 1.2%
  ChoicePoint, Inc.+................        140,000         5,513,200
                                                         ------------
DATA PROCESSING/MANAGEMENT -- 1.6%
  SEI Investments Co. ..............        115,000         6,849,400
                                                         ------------
ELECTRIC-TRANSMISSION -- 1.9%
  ITC Holdings Corp. ...............        215,000         8,578,500
                                                         ------------
FINANCE-CONSUMER LOANS -- 0.7%
  The First Marblehead Corp. .......         60,000         3,279,000
                                                         ------------
FINANCE-INVESTMENT BANKER/BROKER --
  5.9%
  Goldman Sachs Group, Inc. ........         89,633        17,868,339
  Jefferies Group, Inc. ............        300,000         8,046,000
                                                         ------------
                                                           25,914,339
                                                         ------------
HOTEL/MOTEL -- 2.8%
  Four Seasons Hotels, Inc. ........        150,000        12,298,500
                                                         ------------
INSURANCE-REINSURANCE -- 0.8%
  Axis Capital Holdings, Ltd. ......        100,000         3,337,000
                                                         ------------
INVESTMENT MANAGEMENT/ADVISOR
  SERVICES -- 2.7%
  Cohen & Steers, Inc. .............        100,000         4,017,000
  Nuveen Investments, Inc., Class
    A...............................        150,000         7,782,000
                                                         ------------
                                                           11,799,000
                                                         ------------
MEDICAL INSTRUMENTS -- 1.3%
  Edwards Lifesciences Corp.+.......        120,000         5,644,800
                                                         ------------
MEDICAL-BIOMEDICAL/GENE -- 4.9%
  Genentech, Inc.+..................        264,675        21,473,083
                                                         ------------

---------------------------------------------------------------------
                                      SHARES/PRINCIPAL      VALUE
        SECURITY DESCRIPTION               AMOUNT          (NOTE 2)
MEDICAL-HMO -- 10.1%
  Centene Corp.+....................        150,000      $  3,685,500
  UnitedHealth Group, Inc. .........        761,268        40,902,930
                                                         ------------
                                                           44,588,430
                                                         ------------
MEDICAL-NURSING HOMES -- 1.7%
  Manor Care, Inc. .................        160,000         7,507,200
                                                         ------------
NETWORKING PRODUCTS -- 4.9%
  Cisco Systems, Inc.+..............        789,715        21,582,911
                                                         ------------
OIL COMPANIES-EXPLORATION &
  PRODUCTION -- 1.0%
  Encore Acquisition Co.+...........        175,000         4,292,750
                                                         ------------
RETAIL-AUTOMOBILE -- 1.2%
  CarMax, Inc.+.....................        100,000         5,363,000
                                                         ------------
RETAIL-SPORTING GOODS -- 2.8%
  Dick's Sporting Goods, Inc.+......        250,000        12,247,500
                                                         ------------
SCHOOLS -- 2.2%
  DeVry, Inc. ......................        350,000         9,800,000
                                                         ------------
TRANSPORT-RAIL -- 6.8%
  Burlington Northern Santa Fe
    Corp. ..........................        405,946        29,962,874
                                                         ------------
TRANSPORT-SERVICES -- 1.5%
  Expeditors International of
    Washington, Inc. ...............        160,000         6,480,000
                                                         ------------
TOTAL LONG-TERM INVESTMENT
  SECURITIES
  (cost $336,113,082)...............                      411,917,858
                                                         ------------
SHORT-TERM INVESTMENT
  SECURITIES -- 6.8%
Time Deposits -- 6.8%
  Euro Time Deposit with State
    Street
    Bank & Trust Co.
    4.05% due 01/02/07
    (cost $29,806,000)..............    $29,806,000        29,806,000
                                                         ------------
TOTAL INVESTMENTS
(cost $365,919,082)(1)..............          100.1%      441,723,858
Liabilities in excess of other
  assets............................           (0.1)         (388,562)
                                        -----------      ------------
NET ASSETS..........................          100.0%     $441,335,296
                                        ===========      ============

------------
+   Non-income producing securities
(1)  See Note 6 for cost of investments on a tax basis

See Notes to Financial Statements

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006
--------------------------------------------------------------------------------

Note 1. Organization of the Fund

    SunAmerica Focused Alpha Growth Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is traded on the New York Stock Exchange ("NYSE") under the ticker symbol FGF. The Fund was organized as a Maryland corporation on May 18, 2005 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"). The Fund sold 5,236 of its common stock shares ("Shares") on July 18, 2005 to AIG SunAmerica Asset Management Corp. (the "Adviser" or "AIG SunAmerica"), an indirect wholly-owned subsidiary of America International Group, Inc. ("AIG"). Investment operations commenced on July 29, 2005 upon settlement of the sale of 18,500,000 shares in the amount of $353,350,000 (net of underwriting fees and expenses of $16,650,000). In addition, on August 25, 2005 and September 13, 2005, the Fund issued 1,200,000 and 650,000 shares in the amount of $22,920,000 and $12,415,000 (net of underwriting fees and expenses of $1,080,000 and $585,000) in conjunction with the exercise of the underwriters' over-allotment option. AIG SunAmerica paid certain organizational expenses of the Fund and then offering costs of the Fund to the extent they exceeded $.04 per share of the Fund's common stock.

    The Fund's investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) and to a lesser extent equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) primarily in the U.S. markets.

    INDEMNIFICATIONS: Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that may contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

    SECURITY VALUATION: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

    As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the "Board" or the "Directors") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

    Securities for which market quotations are not readily available or where a development/significant event occurs that may significantly impact the value of the security, are fair valued, as determined pursuant to procedures adopted in good faith by the Board of Directors.

    REPURCHASE AGREEMENTS: For repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2006, the Fund did not enter into any repurchase agreements.

    SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

    The Fund has adopted a distribution policy (the "Distribution Policy") under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or as necessary to distribute long-term capital gains in a manner consistent with the requirements of the 1940 Act, as amended, whichever is greater. Each quarter the Board of Directors will review the amount of any potential dividend distribution and the income, capital gains and capital available. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate dividend distributions paid by the Fund for the year, then the amount distributed in excess of the Fund's investment income and net realized capital gains may be deemed a tax return of capital. The final determination of the source of all dividend distributions will be made after year-end. The Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholder because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and/or gains.

    The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required.

    On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements, if any, has not yet been determined.

    In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

    FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of Fund securities sold during the year.

    Change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

Note 3. Investment Advisory and Management Agreement

    Pursuant to its Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund, AIG SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the Subadvisers to manage the Fund's assets. AIG SunAmerica monitors the compliance of the Subadvisers with the investment objective and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay AIG SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

    AIG SunAmerica has engaged Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, and BAMCO, Inc. ("Baron"), a wholly-owned subsidiary of Baron Capital Group, Inc., as Subadvisers to the Fund to manage the investment and reinvestment of the Fund's assets. Pursuant to the subadvisory agreements ("Subadvisory Agreements") among AIG SunAmerica, the Fund and Marsico and Baron, respectively, Marsico and Baron select the investments made by the Fund. Marsico will manage the large-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.40% of the Fund's average daily total assets allocated to Marsico. Baron will manage the small-and mid-cap portion of the Fund and is entitled to receive a fee at the annual rate of 0.60% of the Fund's average daily total assets allocated to Baron. Each Subadviser is paid by AIG SunAmerica and not the Fund.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    AIG SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, AIG SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund's Board of Directors. AIG SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. AIG SunAmerica's administrative services include recordkeeping, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Directors' and shareholders' meetings and other administrative services necessary to conduct the Fund's affairs. For its services as administrator, AIG SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund's average daily total assets.

Note 4. Expense Reductions

    Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the year ended December 31, 2006, the amount of expense reductions received to offset the Fund's non-affiliated expenses were $9,524.

Note 5. Purchases and Sales of Investment Securities

    The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended December 31, 2006, were as follows:

Purchases (excluding U.S. government securities)............   $208,805,166
Sales and maturities (excluding U.S. government
  securities)...............................................    257,531,037
Purchases of U.S. government securities.....................             --
Sales and maturities of U.S. government securities..........             --

Note 6. Federal Income Taxes

    The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales and Post-October losses.

                        FOR THE YEAR ENDED DECEMBER 31, 2006
-------------------------------------------------------------------------------------
           DISTRIBUTABLE EARNINGS                         TAX DISTRIBUTIONS
---------------------------------------------   -------------------------------------
           LONG-TERM GAINS/      UNREALIZED                  LONG-TERM
ORDINARY   CAPITAL AND OTHER    APPRECIATION     ORDINARY     CAPITAL      RETURN OF
 INCOME         LOSSES         (DEPRECIATION)     INCOME       GAINS        CAPITAL
--------   -----------------   --------------   ----------   ----------   -----------
 $  --           $  --          $75,804,754     $5,743,383   $7,097,439   $11,585,461

     The Fund utilized $225,073 of capital loss carryforwards.

    The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)............................................   $365,919,082
                                                               ------------
Appreciation................................................     80,191,639
Depreciation................................................     (4,386,863)
                                                               ------------
Net unrealized appreciation (depreciation)..................   $ 75,804,776
                                                               ============

     For the year ended December 31, 2006, reclassifications were made to increase accumulated net investment income by $11,585,321 with an offsetting adjustment to additional paid-in capital and accumulated realized gain in the amount of $(11,810,534) and $225,213, respectively. The reclassifications arising from book/tax differences were primarily due to return of capital and distribution reclasses, taxable overdistribution and reclass of foreign currency gain (loss).

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

Note 7. Transactions with Affiliates

    For the year ended December 31, 2006 the Fund incurred brokerage commissions with Banc of America Securities LLC, an affiliated broker, of $165.

Note 8. Capital Share Transactions

    Transactions in capital shares of the Fund were as follows:

                                             FOR THE                   FOR THE PERIOD
                                           YEAR ENDED              JULY 29, 2005* THROUGH
                                        DECEMBER 31, 2006             DECEMBER 31, 2005
                                   ---------------------------   ---------------------------
                                      SHARES         AMOUNT         SHARES         AMOUNT
                                   ------------   ------------   ------------   ------------
Initial seed capital, July 18,
  2005..........................             --   $         --          5,236   $    100,000
Common shares issued in
  connection with initial public
  offering......................             --             --     18,500,000    353,350,000
Common shares issued from
  underwriters' over-allotment
  option exercised..............             --             --      1,850,000     35,335,000
                                   ------------   ------------   ------------   ------------
  Net increase..................             --   $         --     20,355,236   $388,785,000
                                   ============   ============   ============   ============

       -------------------
       * Commencement of operations

Note 9. Other Information

    On February 9, 2006, AIG, the parent company and an affiliated person of AIG SunAmerica, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the assets of the Fund.

    AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to
    Section 9(a) of the 1940 Act. Certain affiliated persons of AIG, including the Adviser, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser or sponsor of the Fund. The Adviser expects that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

    Additionally, AIG and its subsidiaries reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

--------------------------------------------------------------------------------

    As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG will make payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

    Subject to receipt of permanent relief, the Adviser believes that the settlements are not likely to have a material adverse effect on its ability to perform investment advisory services relating to the Fund.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of SunAmerica Focused Alpha Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Alpha Growth Fund, Inc.(the "Fund") at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 29, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers at December 31, 2006, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 16, 2007

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

The Directors, including the Directors that are not interested persons of the Fund or AIG SunAmerica and the subadvisers listed below, within the meaning of the 1940 Act (the "Disinterested Directors"), approved the continuation of the Advisory Agreement between the Fund and AIG SunAmerica for a one-year period ending August 31, 2007, at a meeting held on August 29, 2006. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements among the Fund, AIG SunAmerica and Marsico and among the Fund, AIG SunAmerica and Baron, (Marsico and Baron are referred to herein each as a "Subadviser" and collectively, the "Subadvisers"), for a one-year period ending August 31, 2007.

In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements. In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements, the Board, including the Disinterested Directors, considered the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND SUBADVISERS

The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by AIG SunAmerica and the Subadvisers. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that AIG SunAmerica provides office space, accounting, legal, compliance, clerical and administrative services (exclusive of, and in addition to, overseeing any such service provided by any others retained by the Fund, including the Subadviser), and has authorized any of its officers and employees, if elected, to serve as officers or directors of the Fund without compensation. Finally, the Board noted that AIG SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser.

In connection with the services provided by AIG SunAmerica, the Board analyzed the structure and duties of AIG SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board further noted that AIG SunAmerica provides and compensates a Chief Compliance Officer for the Fund and reviewed information concerning AIG SunAmerica's compliance staff. The Board also reviewed the personnel responsible for providing advisory services to the Fund, and the level and process of monitoring the portfolio managers, and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) the Adviser was responsive to requests of the Board; and (iv) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's reputation and long-standing relationship with the Fund and considered the benefit to shareholders of investing in a fund that is part of a family of funds offering a variety of types of mutual fund and shareholder services. The Board considered AIG SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients, including approximately 154 registered mutual funds and the fact that as of June 30, 2006 AIG SunAmerica managed, advised an/or administered approximately $44.7 billion of assets.

With respect to the subadvisory services provided by Marsico and Baron, the Board also considered the nature, quality and extent of services. The Board observed that each Subadviser is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

to attract and retain highly qualified investment professionals. The Board reviewed the personnel responsible for providing subadvisory services to the Fund and concluded, based on their experience with each Subadviser, that Marisco and Baron (i) were able to retain high quality portfolio managers and other investment personnel; (ii) exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and
(iii) were responsive to requests of the Board and of AIG SunAmerica. With respect to the administrative services provided by the Subadvisers, the Board considered that each provides general marketing assistance and has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

The Board also considered AIG SunAmerica's and the Subadvisers' compliance and regulatory history, and noted that neither AIG SunAmerica, Marsico nor Baron had been the target of any regulatory actions or investigations that could potentially affect its ability to provide investment management and advisory services to the Fund.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER AND SUBADVISERS

The Board also reviewed and considered the performance of the Fund. In preparation for the August 29, 2006 meeting, the Board was provided with reports independently prepared by Lipper, Inc. ("Lipper"). In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund's peer group ("Peer Group") and peer universe ("Peer Universe"), as determined by Lipper, and to an appropriate index or combination of indices. The Board also noted that it regularly reviews the performance of the Fund periodically throughout the year.

Based on the Lipper reports, the Board reviewed the Fund's annualized total return, since the Fund's inception in July 2005. The Board considered that the Fund ranked in the first quintile of its peer group since its inception. The Board further considered that Marsico's performance had recently improved and had ranked in the first quartile of its category as determined by Morningstar, Inc. ("Morningstar") for the fiscal quarter ended June 30, 2006. The Board also considered that Baron's performance had ranked in the first quartile of its category as determined by Morningstar for each of the three fiscal-quarters ended June 30, 2006.

In considering AIG SunAmerica's performance as investment adviser, the Board was provided with a presentation that compared the present and historical staffing levels and annual budget of the Investments Department. In considering the performance of AIG SunAmerica and the Subadvisers, the Board did not rely upon comparisons of AIG SunAmerica's the Subadvisers' performance with respect to its other advisory clients.

CONSIDERATION OF THE MANAGEMENT FEE AND SUBADVISORY FEE AND THE COST OF THE SERVICES AND PROFITS REALIZED BY THE INVESTMENT ADVISER, SUBADVISER AND THEIR AFFILIATES FROM THE RELATIONSHIP WITH THE FUND

The Board, including the Disinterested Directors, received and reviewed information regarding the fees paid by the Fund to AIG SunAmerica for investment advisory and management services and the fees paid by AIG SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services provided and any potential additional benefits received by AIG SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Fund.

To assist in analyzing the reasonableness of the fees, the Board received reports prepared independently by Lipper. The reports showed comparative fee information of the Fund's Peer Group and Peer Universe, including rankings within the

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

categories. In considering the reasonableness of the management fee, the Board reviewed a number of expense comparisons, including: (i) contractual advisory and subadvisory fees; and (ii) actual total operating expenses. The Board also received information on fees charged by the Subadvisers for management of funds similar to the Fund. This information assisted the Board in considering what other clients pay the Subadvisers for similar services. The Board did not rely upon comparisons of the fees earned by AIG SunAmerica with respect to other investment advisory contracts. In considering the Fund's total operating expenses, the Board compared the Fund's net expense ratios to those of other funds within the Fund's Peer Group and Peer Universe as a guide to help assess the reasonableness of the Fund's management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group since the exact nature of services provided under the Peer Group's fund agreements is often not apparent. The Board noted that the Peer Group fee information as a whole was useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

In considering the subadvisory fees, the Board, including the Disinterested Directors, considered that the Fund pays a fee to AIG SunAmerica pursuant to the Advisory Agreement, and that, in turn, AIG SunAmerica and not the Fund, pays a fee to each Subadviser. Therefore, the Board considered the amount of the advisory fee retained by AIG SunAmerica and the fee paid to each Subadviser in connection with the services provided.

The Board also considered AIG SunAmerica's profitability and the benefits AIG SunAmerica and its affiliates received from its relationship with the Fund. The Board reviewed financial statements relating to AIG SunAmerica's profitability and financial condition with respect to the services it provided the Fund and considered how profit margins could affect AIG SunAmerica's ability to attract and retain high quality investment professionals. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred on a fund by fund basis by AIG SunAmerica and its affiliates in providing services to the Fund. Based on this information, the Board considered the revenues received by AIG SunAmerica under the Advisory Agreement and the Administrative Services Agreement. Additionally, the Board reviewed each Subadviser's financial statements and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel, continue to perform its obligations under the respective Subadvisory Agreement and to continue to provide the high quality of services that it had provided the Fund to date.

With respect to indirect costs and benefits, the Board considered that (1) any indirect costs incurred by AIG SunAmerica in connection with rendering investment advisory services to the Fund are inconsequential based on management's judgment on the analysis of the adequacy of the advisory fees, and
(2) any collateral benefits derived as a result of providing advisory services to the Fund are de minimis according to management and do not impact upon the reasonableness of the advisory fee. The Board did, however, consider the reputational value to AIG SunAmerica from serving as investment adviser.

The Board concluded that AIG SunAmerica had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the high quality of services that it had provided the Fund to date and that the profitability of the Adviser and its affiliates as a result of their relationships with the Fund was reasonable. The Board also concluded that the level of the management fee was reasonable in light of the factors discussed above.

ECONOMIES OF SCALE

The Board, including the Disinterested Directors, considered whether the Fund has benefited from economies of scale and whether there is potential for future realization of economies with respect to the Fund. The Board considered that the funds in the AIG SunAmerica complex share common resources and as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of AIG SunAmerica as it adds labor and capital to expand the scale of operations. The Board also discussed with AIG SunAmerica whether economies of scale would be realized by it in its management of the Fund at higher asset levels. The Board determined that they were unable to assess at this time whether

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

APPROVAL OF ADVISORY AGREEMENT -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

economies of scale would be realized if the Fund was to experience significant asset growth (i.e., by virtue of an increase in net asset value and not new subscriptions), however, the Board concluded that the management fee structure was reasonable and that no changes were currently necessary to further reflect economies of scale. The Board noted that it will continue to review fees in connection with contract renewals, including whether the imposition of breakpoints and expense caps would be appropriate in the future due to an increase in asset size or otherwise.

OTHER FACTORS

The Board also reviewed the reports from the past year on soft dollar commissions. These reports included information on brokers and total commissions paid for the Fund. The reports also detailed the types of research and services the Subadvisers obtained in connection with soft dollar commissions. The Board also considered the potential benefits the Subadvisers derived from the Fund's soft dollar arrangements whereby brokers provide research to the Subadvisers in return for allocating fund brokerage.

CONCLUSION

After a full and complete discussion, the Board approved the continuation of the Advisory Agreement and Subadvisory Agreements for the Fund, for a one-year period ending August 31, 2007. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN -- DECEMBER 31, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund's Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Co., N.A. ("Computershare"), P.O. Box 43010 Providence, RI 02940-3010, the Plan Agent and the Fund's transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash ("Participant") and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("Additional Common Stock") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant's account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant's shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including brokerage commissions) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund's Common Stock. Computershare's fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant's account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder's basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

ANNUAL SHAREHOLDER MEETING -- DECEMBER 31, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

The Annual Meeting of the Shareholders of the Fund was held on April 19, 2006. At this meeting Jeffrey S. Burum and William F. Devin were elected by shareholders to serve as the Class I Directors of the Fund for three-year terms and until their respective successors are duly elected and qualify.

The voting results of the shareholder meeting to elect Jeffrey S. Burum and William F. Devin to the Board is as follows:

ELECTION OF JEFFREY S. BURUM TO THE BOARD OF DIRECTORS

                                                                 FOR       WITHHELD     TOTAL
                                                              ----------   --------   ----------
Shares Voted................................................  19,139,453   433,452    19,572,905

ELECTION OF WILLIAM F. DEVIN TO THE BOARD OF DIRECTORS

                                                                 FOR       WITHHELD     TOTAL
                                                              ----------   --------   ----------
Shares Voted................................................  19,135,800   437,105    19,572,905

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund Complex(1).

                                                                                 NUMBER OF
                                                                                   FUNDS
                                                                                  IN FUND
                           POSITION        TERM OF                                COMPLEX
         NAME,             HELD WITH      OFFICE AND                             OVERSEEN
      ADDRESS AND         SUNAMERICA      LENGTH OF      PRINCIPAL OCCUPATIONS      BY        OTHER DIRECTORSHIPS HELD
     DATE OF BIRTH*         COMPLEX      TIME SERVED      DURING PAST 5 YEARS   DIRECTOR(1)        BY DIRECTOR(2)
     --------------       ----------     -----------     ---------------------  -----------   ------------------------
DISINTERESTED DIRECTORS
Jeffrey S. Burum           Director      2005-present    Founder, Chairman and    42          None
DOB: February 27, 1963                                   CEO of Southern
                                                         California
                                                         Development
                                                         Corporation/National
                                                         Housing, Development
                                                         Corp. (1992 to
                                                         present); Founder,
                                                         Owner and Partner of
                                                         Colonies Crossroads,
                                                         Inc. (1999 to
                                                         present); Owner and
                                                         Managing Member of
                                                         Diversified Pacific
                                                         Development Group,
                                                         LLC (1998 to
                                                         present).

Dr. Judith L. Craven       Director      2005-present    Retired.                 90          Director, Belo
DOB: October 6, 1945                                                                          Corporation (1992 to
                                                                                              present); Director,
                                                                                              Sysco Corporation (1996
                                                                                              to present); Director,
                                                                                              Luby's Inc. (1998 to
                                                                                              present); Director,
                                                                                              University of Texas
                                                                                              Board of Regents (2001
                                                                                              to present).

William F. Devin           Director      2005-present    Retired.                 90          Director, Boston Options
DOB: December 30, 1938                                                                        Exchange (1985 to
                                                                                              present).

Samuel M. Eisenstat DOB:  Chairman of    2005-present    Attorney, solo           52          Director, North European
March 7, 1940              the Board                     practitioner.                        Oil Royalty Trust.

Stephen J. Gutman          Director      2005-present    Senior Associate,        52          None
DOB: May 10, 1943                                        Corcoran Group (Real
                                                         Estate) (2003 to
                                                         present); President
                                                         and Member of
                                                         Managing Directors,
                                                         Beau Brummell -- Soho
                                                         LLC (Licensing of
                                                         menswear specialty
                                                         retailing and other
                                                         activities) (June
                                                         1988 to present).

William J. Shea            Director      2005-present    President and CEO,       52          Director, Boston Private
DOB: February 9, 1948                                    Conseco, Inc.                        Holdings (October 2004
                                                         (Financial Services)                 to present).
                                                         (2001 to 2004);
                                                         Chairman of the Board
                                                         of Centennial
                                                         Technologies, Inc.
                                                         (1998 to 2001).
INTERESTED DIRECTOR

Peter A. Harbeck(3)        Director      2005-present    President, CEO and       99          None
DOB: January 23, 1954                                    Director, AIG
                                                         SunAmerica. (August
                                                         1995 to present);
                                                         Director, AIG
                                                         SunAmerica Capital
                                                         Services, Inc. ("AIG
                                                         SACS") (August 1993
                                                         to present) President
                                                         and CEO, AIG Advisor
                                                         Group, Inc. (June
                                                         2004 to present).

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                                 NUMBER OF
                                                                                   FUNDS
                                                                                  IN FUND
                           POSITION        TERM OF                                COMPLEX
         NAME,             HELD WITH      OFFICE AND                             OVERSEEN
      ADDRESS AND         SUNAMERICA      LENGTH OF      PRINCIPAL OCCUPATIONS      BY        OTHER DIRECTORSHIPS HELD
     DATE OF BIRTH*         COMPLEX      TIME SERVED      DURING PAST 5 YEARS   DIRECTOR(1)        BY DIRECTOR(2)
     --------------       ----------     -----------     ---------------------  -----------   ------------------------
OFFICERS
Vincent M. Marra           President     2005-present    Senior Vice              N/A         N/A
DOB: May 28, 1950                                        President, AIG
                                                         SunAmerica (February
                                                         2003 to present);
                                                         Chief Administrative
                                                         Officer, Chief
                                                         Operating Officer and
                                                         Chief Financial
                                                         Officer, Carret &
                                                         Co., LLC (June 2002
                                                         to February 2003);
                                                         President and Chief
                                                         Operating Officer,
                                                         Bowne Digital
                                                         Solutions (1999 to
                                                         May 2002).

Donna M. Handel            Treasurer     2005-present    Senior Vice              N/A         N/A
DOB: June 25, 1966                                       President, AIG
                                                         SunAmerica (December
                                                         2004 to present);
                                                         Vice President, AIG
                                                         SunAmerica (1997 to
                                                         December 2004).

Gregory N. Bressler        Secretary     2005-present    Senior Vice President    N/A         N/A
DOB: November 17, 1966     and Chief                     and General Counsel,
                           Legal                         AIG SunAmerica (June
                           Officer                       2005 to present);
                                                         Vice President and
                                                         Director of U.S.
                                                         Asset Management
                                                         Compliance, Goldman
                                                         Sachs Asset
                                                         Management, L.P.
                                                         (June 2004 to June
                                                         2005); Deputy General
                                                         Counsel, Credit
                                                         Suisse Asset
                                                         Management, LLC (June
                                                         2002 to June 2004);
                                                         Counsel, Credit
                                                         Suisse Asset
                                                         Management, LLC
                                                         (January 2000 to June
                                                         2002).

James Nichols             Vice           2006-present    Director, President      N/A         N/A
DOB: April 7, 1966        President                      and CEO, AIG SACS
                                                         (July 2006 to
                                                         present); Senior Vice
                                                         President, AIG SACS)
                                                         (March 2002 to July
                                                         2006); Vice
                                                         President, AIG
                                                         SunAmerica (1995 to
                                                         March 2002).

Cynthia Gibbons           Chief          2005-present    Vice President, AIG      N/A         N/A
DOB: December 6, 1967     Compliance                     SunAmerica (August
                          Officer                        2002 to present);
                                                         Securities Compliance
                                                         Manager, American
                                                         General Investment
                                                         Management (June 2000
                                                         to August 2002).
Nori L. Gabert            Vice           2005-present    Vice President and       N/A         N/A
DOB: August 15, 1953      President                      Deputy General
                          and                            Counsel, AIG
                          Assistant                      SunAmerica (2001 to
                          Secretary                      present); Vice
                                                         President and
                                                         Secretary, VALIC
                                                         Company I and VALIC
                                                         Company II (2000 to
                                                         present); Formerly,
                                                         Associate General
                                                         Counsel, American
                                                         General Corporation,
                                                         (1997 to 2001).

---------------

* The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ
     07311-4992.
(1) The term "Fund Complex" means two or more registered investment company portfolios that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliate of the Adviser. The
     "Fund Complex" includes the SunAmerica Money Market Funds,
     Inc. (2 funds), SunAmerica Equity Funds (10 funds),
     SunAmerica Income Funds (5 funds), SunAmerica Focused
     Series, Inc. (17 portfolios), the Fund (1 fund), SunAmerica
     Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series
     Trust (9 portfolios), SunAmerica Senior Floating Rate Fund,
     Inc. (1 fund), SunAmerica Series Trust (35 portfolios),
     VALIC Company I (32 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios) and AIG Series
     Trust (6 portfolios).

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

DIRECTORS AND OFFICERS INFORMATION -- DECEMBER 31,
2006 -- (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------------------

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
     Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act.
(3) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of the Adviser.
The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (800) 858-8850.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

SHAREHOLDER TAX INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

Certain tax information regarding the SunAmerica Focused Alpha Growth Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2006. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2007.

During the year ended December 31, 2006 the Fund paid the following dividends per share:

                                                               ORDINARY
                                              TOTAL AMOUNT    INVESTMENT     SHORT-TERM       LONG-TERM     RETURN OF
                PAYABLE DATE   RECORD DATE   PAID PER SHARE     INCOME     CAPITAL GAINS*   CAPITAL GAINS   CAPITAL(1)
                ------------   -----------   --------------   ----------   --------------   -------------   ----------
Common Shares:
                  3/31/2006     3/21/2006       $0.3000        $0.0044        $0.1533          $    --       $0.1423
                  6/30/2006     6/19/2006        0.3000         0.0035         0.1209           0.0333        0.1423
                  9/29/2006     9/19/2006        0.3000         0.0000         0.0000           0.1577        0.1423
                 12/28/2006    12/18/2006        0.3000         0.0000         0.0000           0.1577        0.1423
                                                -------        -------        -------          -------       -------
Total Common Stock:                             $1.2000        $0.0079        $0.2742          $0.3487       $0.5692

                 QUALIFYING % FOR
                THE 70% DIVIDENDS
                RECEIVED DEDUCTION
                ------------------
Common Shares:
                       59.08%
                       59.08%
                       59.08%
                       59.08%
Total Common S

For the year ended December 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $3,261,573.
------------
 *  Short-term capital gains are treated as ordinary income for tax purposes.

(1) The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $0.5692 per share return of capital in 2006 on common shares.

SUNAMERICA FOCUSED ALPHA GROWTH FUND, INC.

ADDITIONAL INFORMATION -- (UNAUDITED)
--------------------------------------------------------------------------------

The Fund has filed with the NYSE its chief executive officer certification as required by sec.303A.12 of the NYSE's Listed Company Manual. The Fund has also filed with the SEC the certification of its principal executive officer and principal financial officer required by Section 302 of the Sarbanes-Oxley Act with respect to the most recently completed fiscal year end.

During the period, there were no material changes to the Fund's investment objective or policies or to the Fund's articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund's assets.

--------------------------------------------------------------------------------

(AIG LOGO)

DIRECTORS
  Samuel M. Eisenstat
  Peter A. Harbeck
  Dr. Judith L. Craven
  William F. Devin
  Stephen J. Gutman
  Jeffrey S. Burum
  William J. Shea

OFFICERS
  Vincent M. Marra, President and
    Chief Executive Officer
  Donna M. Handel, Treasurer
  James Nichols, Vice President
  Cynthia Gibbons, Chief Compliance Officer
  Gregory N. Bressler, Chief Legal Officer and
    Secretary
  Gregory R. Kingston, Assistant Treasurer
  Nori L. Gabert, Vice President
    and Assistant Secretary
  Corey A. Issing, Assistant Secretary
  Kathleen Fuentes, Assistant Secretary

INVESTMENT ADVISER
  AIG Sun America Asset Management Corp.
  Harborside Financial Center
  3200 Plaza 5
  Jersey City, NJ 07311-4992

CUSTODIAN
  State Street Bank and Trust Company
  P.O. Box 5607
  Boston, MA 02110

TRANSFER AGENT
  Computershare Shareholder Services, Inc.
  250 Royall Street
  Canton, MA 02021

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund's portfolio, which is available in the Fund's Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS
The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund's Forms N-Q are available on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. You can also obtain copies of Form N-Q at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

PROXY VOTING RECORD ON FUND
PORTFOLIO SECURITIES
Information regarding how the Fund voted proxies related to securities held in the Fund's portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Fund.

                       [AIG SUNAMERICA MUTUAL FUNDS LOGO]














SunAmerica open-end funds distributed by:
AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
800-858-8850 x6003        www.sunamericafunds.com




FGANN-12/06

Item 2.   Code of Ethics

          The SunAmerica Focused Alpha Growth Fund, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.   Audit Committee Financial Expert.

          The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to
          Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.


Item 4.   Principal Accountant Fees and Services.

          (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                        2005        2006
          (a) Audit Fees               $35,625     $23,819
          (b) Audit-Related Fees       $     0     $     0
          (c) Tax Fees                 $ 7,325     $12,495
          (d) All Other Fees           $     0     $     0

          Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings, including the Fund's initial registration statement. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

          Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the Registrant's principal accountant were as follows:

                                                 2005       2006
         (b) Audit-Related Fees                $      0   $      0
         (c) Tax Fees                          $      0   $      0
         (d) All Other Fees                    $      0   $      0


     (e)

           (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the Registrant's audit committee charter.

           (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not Applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the registrant for 2006 and 2005 were $12,495 and $7,325, respectively.

     (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants.

          The registrant has a separately designated audit committee consisting of the following members:
          Samuel Eisenstat
          Judith Craven
          William Devin
          Jeffrey Burum
          William Shea
          Stephen Gutman

Item 6.   Schedule of Investments.

          Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.


                      PROXY VOTING POLICIES AND PROCEDURES

      Proxy Voting Responsibility. The Fund and the Underlying Funds have adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund's investment adviser. (i.e., representatives from the investment, legal and compliance departments). The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

      The Fund has retained a proxy voting service, Institutional Shareholder Services ("ISS"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with certain responsibilities including record keeping of proxy votes.

      Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors a portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund and/or Underlying Funds are seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a Corporation's portfolio manager is dissatisfied with a company's management, the Fund typically will sell the holding.

      Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee generally will rely on the guidance or a recommendation from ISS, but may also rely on other appropriate personnel of the investment adviser (or "AIG SunAmerica" or the "Adviser") and/or the subadviser of a Portfolio and/or Underlying Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund's shareholders.

      Examples of the Fund's Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

      -     Vote with management recommendations on most corporate matters;

      - Vote on a case-by-case basis on proposals to increase authorized common stock;

      -     Vote on a case-by-case basis on most mutual fund matters;

      - Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock);

      - Vote on a case-by-case basis regarding finance, merger and acquisition matters;

      - Abstain from voting on social responsibility or environmental matters, unless the fund's objective is directly related to the social or environmental matter in question;(1)

      - Not vote proxies for index funds/portfolios and passively managed funds/portfolios;(2)

      - Not vote proxies for securities that are out on loan(3) Vote on a case-by-case basis on equity compensation plans.

      Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent. Also, the proxy committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

      However, if a situation arises where a vote presents a conflict between the interests of the Trust's shareholders and the interests of AIG SunAmerica, the Trust's principal underwriter, or one of AIG SunAmerica's or the underwriter's affiliates, and the conflict is known to the Trust, senior management of the Trust and AIG SunAmerica, including the proxy voting committee, and possibly one or more Trustee(s) who are not interested persons, as the term is defined in the 1940 Act will be consulted. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Trust selects the vote that is in the best interests of the Trust's shareholders.

      Proxy Voting Records. The independent Proxy Voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Trust. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Trust makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.



----------
(1) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the Fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.


(2) The Board of the Trustees has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the fund retains a particular security. That is, the fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

(3) Similarly, the Board has determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefits that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund's interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.


      BAMCO, Inc. ("BAMCO") and Marsico Capital Management, LLC ("Marsico") are the subadvisers to the registrant. Thomas F. Marsico is the portfolio manager for Marsico and is primarily responsible for the day-to-day management of the large-cap portion of the registrant's assets. Ronald Baron is the portfolio manager for BAMCO and is primarily responsible for the day-to-day management of the small-cap and mid-cap portion of the registrant's assets.

      Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund from May 31, 1991 (the Fund's inception date through August 11, 1997.

      Mr. Baron is the founder, Chief Executive Officer and Chairman of Baron Capital Group, Inc. and its subsidiaries. BAMCO, Inc., established in 1987 is one of its subsidiaries. He began to manage money for others on a discretionary basis in 1975. In 1982 he established Baron Capital Inc. He has been portfolio manager of the Baron flagship fund, Baron Asset Fund and of Baron Growth Fund since their inception. Mr. Baron also manages the SunAmerica Focused Small-Cap Growth Portfolio.


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

      The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2006: Registered Investment Company ("RIC"), Other Pooled Investment ("OPI"), and Other Accounts ("OA"). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


                                                     Number of Other Accounts Managed      Number of Accounts and Total Assets for
                                                       and Total Assets by Account         Which Advisory Fee is Performance Based
Name of Investment            Name of Portfolio              ($ in millions)                           ($ in millions)
Adviser                       Manager                 RIC           OPI           OA           RIC           OPI            OA
                                                     ---------------------------------     ---------------------------------------
Marsico Capital Management    Thomas F. Marsico               6            4          189       --            --            --
                                                     $34,993.69    $2,261.20   $28,219.01       --            --            --

BAMCO Inc.                    Ronald Baron                    9            5           48       --             2            --
                                                        $12,847         $198         $531       --           $86            --



POTENTIAL CONFLICTS OF INTEREST

      As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, ("Other Client Accounts") in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.

- Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example, the Adviser and/or Portfolio Managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Managers may take "short" positions in Other Client Accounts with respect to securities held "long" within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Fund, the Adviser and/or subadvisers have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

- Allocation of Portfolio Managers' Time. The Portfolio Managers' management of the Fund and Other Client Accounts may result in the Portfolio
      Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the Adviser does not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the Adviser and/or subadvisers do periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers' accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

- Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, each sub-adviser's Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Codes of Ethics will eliminate such conflicts.


PORTFOLIO MANAGER COMPENSATION

MARSICO

      Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

      Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

      Although Marsico may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.


BAMCO

      Mr. Baron has an employment agreement in principal. His base compensation includes a fixed salary and a bonus that approximates 42% of his base salary. The bonus could increase if assets managed by Mr. Baron are higher than predetermined levels. The contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm that must be repaid annually if drawn, and loans for insurance premiums where interest is paid by Mr. Baron annually. The Firm has also agreed to post collateral up to a fixed amount for personal bank loans by Mr. Baron for which the Firm is paid a fee for any amounts guaranteed. The terms of his contract are based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration is given to Mr. Baron's reputation, the long-term performance records of the funds under his management and the profitability of the Firm.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

      The following table shows the dollar range of shares beneficially owned by each portfolio manager as of December 31, 2006.



                           DOLLAR RANGE OF EQUITY
        NAME OF                 SECURITIES IN
   PORTFOLIO MANAGER             REGISTRANT
Thomas F. Marsico                   None

Ronald Baron                $100,001 - $500,000


(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          None.

Item 10.  Submission of Matters to a Vote of Security Holders.

          There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.  Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Focused Alpha Growth Fund, Inc.

By: /s/ Vincent M. Marra
    --------------------
    Vincent M. Marra
    President

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Vincent M. Marra
    --------------------
    Vincent M. Marra
    President

Date: March 9, 2007

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: March 9, 2007